SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT



     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


                        Date of Report - December 9, 1998
                        ---------------------------------
                        (Date of Earliest Event Reported)



                              EQUITY ONE ABS, INC.
             ------------------------------------------------------
             (Exact Name of Registrant as specified in its charter)



        Delaware                   333-24599                   52-2029487
------------------------     ---------------------       -----------------------
(State of Incorporation)     (Commission File No.)       (IRS Employer I.D. No.)

     103 Springer Building, 3411 Silverside Road, Wilmington, Delaware 19803
     -----------------------------------------------------------------------
                    (Address of principal executive offices)


Registrant's telephone number, including area code: (302) 478-6160
                                                    --------------

Item 7.    Financial Statements and Exhibits.

(a)      Not applicable.

(b)      Not applicable.

(c) Exhibits (executed copies). The following executed copies of Exhibits to the Form S-3 Registration Statement (File No. 333-24599) of the Registrant are hereby filed:

         1.1 Underwriting Agreement, dated as of November 20, 1998, among Equity One ABS, Inc., Equity One, Inc. and Salomon Smith Barney Inc.

         4.1 Pooling and Servicing Agreement, dated as of November 30, 1998, among Equity One ABS, Inc., as Depositor, Equity One, Inc. (DE), as Servicer and a Seller, Equity One, Incorporated, Equity One Mortgage Company, Equity One Mortgage, Inc. (DE), Equity One, Inc. (MN), Equity One Consumer Loan Company, Inc., Equity One of West Virginia, Inc. and Equity One Mortgage, Inc. (NY), as Sellers, and The Chase Manhattan Bank, as Trustee (without exhibits or schedules).

         4.2 Certificate Guaranty Insurance Policy, dated December 9, 1998 and delivered by Ambac Assurance Corporation.

         4.3 Certificate Guaranty Insurance Policy Endorsement, dated December 9, 1998 and delivered by Ambac Assurance Corporation.

         4.4 Insurance and Indemnity Agreement, dated as of December 9, 1998, among Equity One ABS, Inc., Equity One, Inc. (DE) and Ambac Assurance Corporation.

         8.1 Opinion of Stradley, Ronon, Stevens & Young, LLP as to certain tax matters.

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


                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       EQUITY ONE ABS, INC.



                                       By: /s/ Dennis Kildea
                                           -------------------------------------
                                           Dennis Kildea, Vice President


Dated:   December 30, 1998

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


                                  Exhibit Index

Exhibit
Number         Document
-------        --------

     1.1 Underwriting Agreement, dated as of November 20, 1998, among Equity One ABS, Inc., Equity One, Inc. and Salomon Smith Barney Inc.

     4.1 Pooling and Servicing Agreement, dated as of November 30, 1998, among Equity One ABS, Inc., as Depositor, Equity One, Inc. (DE), as Servicer and a Seller, Equity One, Incorporated, Equity One Mortgage Company, Equity One Mortgage, Inc. (DE), Equity One, Inc. (MN), Equity One Consumer Loan Company, Inc., Equity One of West Virginia, Inc. and Equity One Mortgage, Inc. (NY), as Sellers, and The Chase Manhattan Bank, as Trustee (without exhibits or schedules).

     4.2 Certificate Guaranty Insurance Policy, dated December 9, 1998 and delivered by Ambac Assurance Corporation.

     4.3 Certificate Guaranty Insurance Policy Endorsement, dated December 9, 1998 and delivered by Ambac Assurance Corporation.

     4.4 Insurance and Indemnity Agreement, dated as of December 9, 1998, among Equity One ABS, Inc., Equity One, Inc. (DE) and Ambac Assurance Corporation.

     8.1 Opinion of Stradley, Ronon, Stevens & Young, LLP as to certain tax matters.


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